UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2009

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer
Identification No.)

2400 Xenium Lane North Plymouth, Minnesota 55441
(Address of Principal Executive Offices) (Zip Code)

(763) 551-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 7, 2009, Christopher & Banks Corporation (the “Company”) issued a press release disclosing material nonpublic information regarding the Company’s operating results for its third fiscal quarter ended November 29, 2008 and its fourth quarter outlook.  In the press release, the Company indicated that sales will continue to be pressured as the current environment remains challenging and that the retail environment will be highly promotional in the fourth quarter.  The Company also announced that its goal is to end the fiscal year with inventory per store down low to mid single digits and with fresher inventory as compared to the end of fiscal 2008.  The Company also anticipates negative comparable store sales trends will continue and that its fiscal 2009 fourth quarter comparable sales trend will be in the negative mid to high teens.  The Company also expects merchandise margins to be under additional pressure and anticipates the effective tax rate applied to continuing operations in the fourth fiscal quarter will be in the high single digits.  The Company also indicated that selling, general and administrative dollar expense will be essentially flat compared to the third quarter of fiscal 2008.

The press release issued on January 7, 2009 is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K and should be read in conjunction with the registrant’s reports on Forms 10-K, 10-Q and 8-K, and other publicly available information, which contain other important information about the registrant.

The information in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section.  The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01	Financial Statements and Exhibits.

	(a)	Financial statements: None

	(b)	Pro forma financial information: None

	(c)	Shell company transactions: None

	(d)	Exhibits:

		99.1	Press release issued by the Company on January 7, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Christopher & Banks Corporation

Date: January 7, 2009	By	:	/s/ Michael J. Lyftogt
Michael J. Lyftogt
Vice President - Finance
and Interim Chief Financial Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

CHRISTOPHER & BANKS CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
January 7, 2009	001-31390

CHRISTOPHER & BANKS CORPORATION

EXHIBIT NO.	ITEM

99.1	Press release dated January 7, 2009